UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

INDUSTRIAL TECH ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39490	85-1316132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Avenue

Suite 319

Houston, TX 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 599-1300

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	ITACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ITAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ITACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 9, 2021, Arbe Robotics Ltd., an Israeli company (“Arbe”), issued a press release (the “Press Release”) announcing that its Chief Executive Officer, Kobi Marenko, will present at the 2021 J.P. Morgan Automotive Conference on August 11, 2021 at 8:55 a.m. EST.

As previously announced, Arbe and Industrial Tech Acquisitions, Inc. (the “Company”) entered into a business combination agreement, dated as of March 18, 2021 (as amended, the “Business Combination Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, among other things, a newly formed corporation that is a wholly owned subsidiary of Arbe will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Arbe. The transactions contemplated by the Business Combination Agreement are subject to customary closing conditions, including the approval of the Company’s stockholders and the listing of Arbe’s ordinary shares on The Nasdaq Stock Market. Arbe has filed with the SEC a registration statement on Form F-4 (the “Registration Statement”) with respect to the Business Combination Agreement.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of the Company and Arbe and their respective affiliates from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements. Such statements include, but are not limited to, expected growth opportunities for Arbe and anticipated future financial and operating performance and results attributable therefrom, as well as the Company’s and Arbe’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan,” “anticipate,” “project,” “may,” “should,” “strategy,” “future,” “will,” “project,” “potential” and similar expressions indicate forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements together with any statements made by Arbe at the 2021 J.P. Morgan Automotive Conference referred to in the attached Press Release are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry, regulatory and operational factors), known or unknown, which could and are likely to cause the actual results to vary materially from those indicated or anticipated. You should carefully consider the risk factors and uncertainties described in “Risk Factors,” “Arbe’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “ITAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements” and the additional risks described in Amendment No. 1 to the Registration Statement on Form F-4 (as may be further amended, the “Registration Statement”) filed by Arbe with the SEC on July 30, 2021 and the other documents filed by Arbe and the Company with the SEC, including the possibility that the business combination may not be consummated. Further, since the Registration Statement has not been declared effective by the SEC, the final proxy statement/prospectus forming a part of the Registration Statement may contain additional risks, which may be material. The foregoing list of factors is not exhaustive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may, and are likely to, vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and neither Arbe nor the Company undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information About the Transactions and Where to Find It

Arbe has filed with the SEC the Registration Statement, which includes a preliminary proxy statement of the Company, and a preliminary prospectus in connection with the proposed Transactions involving Arbe and the Company. The definitive proxy statement and other relevant documents will be mailed to stockholders of the Company as of a record date to be established for voting on the Transactions and related matters. Stockholders of the Company and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting of its stockholders to be held to approve the Transactions and related matters because these documents will contain important information about the Company, Arbe and the Transactions. Stockholders of the Company will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to the Company by contacting E. Scott Crist, Chief Executive Officer, c/o Industrial Tech Acquisitions, Inc., 5090 Richmond Avenue, Suite 319, Houston, Texas 77056, at (713) 599-1300 or at scott@texasventures.com.

Participants in the Solicitation

Arbe, the Company and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed Transactions. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL TECH ACQUISITIONS, INC.

	By:	/s/ E. Scott Crist
		Name:	E. Scott Crist
		Title:	Chief Executive Officer and Chairman

Dated: August 11, 2021

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